                                                                EXHIBIT (10)A

                          SECOND AMENDMENT dated as of February 15, 1996 (this "Amendment"), to the Three-Year Competitive Advance and Revolving Credit Facility Agreement dated as of March 25, 1994, as amended by the First Amendment dated as of December 9, 1994 (as amended, the "Existing Credit Agreement"), among FIRST OF AMERICA BANK CORPORATION, a Michigan corporation (the "Borrower"), the lenders (the "Lenders") listed in Annex I hereto under the captions "Departing Lenders" (the "Departing Lenders"), "Continuing Lenders" (the "Continuing Lenders") and "Additional Lenders" (the Additional Lenders and, collectively with the Departing Lenders and the Continuing Lenders, the "Lenders") and CHEMICAL BANK, a New York banking corporation, as agent for the Lenders (in such capacity, the "Agent").

                 WHEREAS, the Borrower, the Continuing Lenders, the Departing Lenders and the Agent are parties to the Existing Credit Agreement;

                 WHEREAS, the Departing Lenders wish to terminate all of their interests in the Commitments in effect under the Existing Credit Agreement;

                 WHEREAS, the Borrower has requested, and the Continuing Lenders and the Additional Lenders have agreed, subject to the terms and conditions set forth herein or referred to herein, that the Existing Credit Agreement be amended (i) to extend the Maturity Date, (ii) to change the pricing and (iii) to give effect to certain other changes; and

                 WHEREAS, capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the Existing Credit Agreement, as applicable.

                 NOW, THEREFORE, in consideration of the mutual agreements contained in this Amendment and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto hereby agree as follows:

                 SECTION 1. Termination of Certain Commitments. On and as of the Amendment Effective Date (as defined below), subject to the conditions referred to in Section 6 hereof, (i) the Commitments of the then Departing Lenders shall automatically terminate, so that after giving effect to all such terminations, the Commitments will be held by the Continuing Lenders and Additional Lenders ratably in accordance with their Commitments, respectively, as set forth in Annex II to this Amendment, and (ii) the Departing Lenders shall cease to be parties to the Existing Credit Agreement and shall be released from all further obligations thereunder.

                 SECTION 2. Amendment to Section 1.01 of the Existing Credit Agreement.

                 (a)      The definition of "Facility Fee Percentage" in
Section 1.01 of the Existing Credit Agreement is hereby amended to read in its entirety as follows:

                           "`Facility Fee Percentage' shall mean on any date the applicable percentage set forth below based upon the ratings by S&P and Moody's, respectively, applicable on such date to the type of Index Debt described below:

                  Index Debt Described in Clause (i) or (iii)
                        of the Definition of Index Debt

                          Category 1                                         Facility Fee Percentage
                          ----------                                         -----------------------
                          AA- or higher by S&P
                          Aa3 or higher by Moody's                                            .080%

                          Category 2
                          ----------

                          A+, A or A- by S&P
                          A1, A2 or A3 by Moody's                                             .100%

                          Category 3
                          ----------

                          BBB+ by S&P
                          Baa1 by Moody's                                                     .150%

                          Category 4
                          ----------

                          BBB by S&P
                          Baa2 by Moody's                                                     .200%

                          Category 5
                          ----------

                          BBB- by S&P
                          Baa3 by Moody's                                                     .300%

                          Category 6
                          ----------

                          BB+ or lower by S&P
                          Ba1 or lower by Moody's                                             .375%

                      Index Debt Described in Clause (ii)
                        of the Definition of Index Debt

                          Category 1                                        Facility Fee Percentage
                          ----------                                        -----------------------
                          A+ or higher by S&P
                          A1 or higher by Moody's                                             .080%

                          Category 2
                          ----------

                          A, A- or BBB+ by S&P
                          A2, A3 or Baa1 by Moody's                                           .100%

                          Category 3
                          ----------

                          BBB by S&P
                          Baa2 by Moody's                                                     .150%

                          Category 4
                          ----------

                          BBB- by S&P
                          Baa3 by Moody's                                                     .200%

                          Category 5
                          ----------

                          BB+ by S&P
                          Ba1 by Moody's                                                      .300%

                          Category 6
                          ----------

                          BB or lower by S&P
                          Ba2 or lower by Moody's                                             .375%

                 For purposes of the foregoing, (i) if there shall exist no Index Debt (other than by reason of the circumstances referred to in the last sentence of this definition), then each rating agency shall be deemed to have established a rating with respect to Index Debt in Category 6; (ii) if the ratings established or deemed to have been established by S&P and Moody's for the Index Debt shall fall within different Categories, the Facility Fee Percentage shall be based on the Category containing the higher of such ratings; and (iii) if any rating established or deemed to have been established by S&P or Moody's shall be changed (other than as a result of a change in the rating system of S&P or Moody's), such change shall be effective (A) if the Index Debt is not publicly rated, as of the date of the applicable Ratings Review Letter indicating such change or (B) if the Index Debt is publicly rated, as of the date on which such change is first announced by the applicable rating agency. Each change in the Facility Fee Percentage shall apply during the period commencing on the effective date of such change and ending on the date immediately preceding the effective date of the next such change. If the rating system of S&P or Moody's shall change, or if any such rating agency shall cease to be in the business of rating corporate debt obligations, the Borrower and the Lenders shall negotiate in good faith to amend the references to specific ratings in this definition to reflect such changed rating system or the nonavailability of ratings from such rating agency, and pending agreement on such amendment, the Facility Fee Percentage most recently determined in accordance with this definition shall continue in effect."

                 (b) The definition of "Maturity Date" in Section 1.01 of the Existing Credit Agreement is hereby amended to read in its entirety as follows:

                          "`Maturity Date' shall mean February 14, 2000."

                 (c) The definition of "Spread" in Section 1.01 of the Existing Credit Agreement is hereby amended to read in its entirety as follows:

                                  "`Spread' shall mean on any date, with
                          respect to Eurodollar Standby Loans or CD Loans, the applicable percentage set forth below based upon the ratings by S&P and Moody's, respectively, applicable on such date to the Index Debt:

                  Index Debt Described in Clause (i) or (iii)
                        of the Definition of Index Debt

                                                            LIBOR                      CD
                 Category 1                                 Spread                   Spread
                 ----------                                 ------                   ------
                 AA- or higher by S&P
                 Aa3 or higher by Moody's                   .195%                    .320%

                 Category 2
                 ----------

                 A+, A or A- by S&P
                 A1, A2 or A3 by Moody's                    .225%                    .350%

                 Category 3
                 ----------

                 BBB+ by S&P
                 Baa1 by Moody's                            .275%                    .400%

                 Category 4
                 ----------

                 BBB by S&P
                 Baa2 by Moody's                            .350%                    .475%

                 Category 5
                 ----------

                 BBB- by S&P
                 Baa3 by Moody's                            .400%                    .525%

                 Category 6
                 ----------

                 BB+ or lower by S&P
                 Ba1 or lower by Moody's                    .500%                    .625%


                      Index Debt Described in Clause (ii)
                        of the Definition of Index Debt

                                                            LIBOR                      CD
                                                            -----                      --
                 Category 1                                 Spread                   Spread
                 ----------                                 ------                   ------
                 A+ or higher by S&P
                 A1 or higher by Moody's                    .195%                    .320%

                 Category 2
                 ----------

                 A, A- or BBB+ by S&P
                 A2, A3 or Baa1 by Moody's                  .225%                    .350%

                 Category 3
                 ----------

                 BBB by S&P
                 Baa2 by Moody's .275                       .275%                    .400%

                 Category 4
                 ----------

                 BBB- by S&P
                 Baa3 by Moody's                            .350%                    .475%

                 Category 5
                 ----------

                 BB+ by S&P
                 Ba1 by Moody's                             .400%                    .525%

                 Category 6
                 ----------

                 BB or lower by S&P
                 Ba2 or lower by Moody's                    .500%                    .625%

                          For purposes of the foregoing, (i) if there shall
                 exist no Index Debt (other than by reason of the circumstances referred to in the last sentence of this definition), then each rating agency shall be deemed have established a rating with respect to Index Debt Category 6; (ii) if the ratings established or deemed to have been established by S&P and Moody's for the Index Debt shall fall within different Categories, the Spread shall be based on the Category containing the higher of such ratings; and (iii) if any rating established or deemed to have been established by S&P or Moody's shall be changed (other than as a result of a change in the rating system of S&P or Moody's), such change shall be effective (A) if the Index Debt is not publicly rated, as of the date of the applicable Ratings Review Letter indicating such change or (B) if the Index Debt is publicly rated, as of the date on which such change is first announced by the applicable rating agency. Each change in the Spread shall apply during the period commencing on the effective date of such change and ending on the date immediately preceding the effective date of the next such change. If the rating system of S&P or Moody's shall change, or if any such rating agency shall cease to be in the business of rating corporate debt obligations, the Borrower and the Lenders shall negotiate in good faith to amend the references to specific ratings in this definition to reflect such changed rating system or the nonavailability of ratings from such rating agency, and pending agreement on such amendment, the Spread most recently determined in accordance with this definition shall continue in effect."

                 SECTION 3. Amendment to Schedule 2.01 to the Existing Credit Agreement. Schedule 2.01 to the Existing Credit Agreement is hereby amended to read in its entirety as set forth in the attached Annex II hereto.

                 SECTION 4. Utilization Fee. Section 2.06(b) of the Existing Credit Agreement shall now read as follows:

                 "(b)     For any quarter during which the average daily
         outstanding principal amount of the Loans shall be greater than 50 of the Total Commitment under this Agreement, the Borrower shall pay a utilization fee equal to .0625 per annum (computed on the basis of the actual number of days elapsed in a year of 360 days) of the average daily outstanding principal amount of the Loans for that quarter. Each fee described in this paragraph (b) is referred to herein as a "Utilization Fee". The Utilization Fee, if any, in respect of any quarter shall be paid in arrears to each Lender, through the Agent, on each March 31, June 30, September 30 and December 31 and on the Maturity Date (based on the amount of such Lender's outstanding Loans during such period) and in the event such Lender's Commitment is terminated other than on one of the aforementioned quarterly dates, then such Fee shall be prorated and paid on the next succeeding quarterly date."

                 SECTION 5.       Representations and Warranties.   The
Borrower represents and warrants to the Agent and to each of the Lenders that:

                 (a) This Amendment and the Existing Credit Agreement have been duly authorized, executed and delivered by it and constitute its legal, valid and binding obligations enforceable in accordance with their terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or other laws affecting the enforcement of creditors' rights generally, or by general equity principles (whether enforcement is sought by proceedings in equity or at law), including but not limited to principles governing the availability of the remedies of specific performance and injunctive relief.

                 (b)      The representations and warranties set forth in
         Article III of the Existing Credit Agreement and in the other Loan Documents are true and correct in all material respects with the same effect as if made on the date hereof, except to the extent such representations and warranties expressly relate to an earlier date, in which case they were true and correct in all material respects on and as of such earlier date.

                 (c) As of the date hereof, no Default or Event of Default has occurred and is continuing.

                 (d) As of the date hereof, the Borrower has performed all obligations to be performed on its part as set forth in the Existing Credit Agreement and the other Loan Documents thereunder.

                 For purposes of the foregoing representations, references to the Existing Credit Agreement shall mean the Existing Credit Agreement as amended hereby.

                 SECTION 6.       Conditions to Effectiveness.      The
amendments to the Existing Credit Agreement set forth in this Amendment shall become effective (the "Amendment Effective Date") when (a) the Agent shall have received counterparts of this Amendment which, when taken together, bear the signatures of the Borrower and each Lender and (b) the Agent shall have received a favorable written opinion of the Borrower's counsel, dated the date hereof, and addressed to the Continuing and Additional Lenders, to the effect set forth in Annex III hereto.

                 SECTION 7.       Existing Credit Agreement.        Except as
specifically amended hereby, the Existing Credit Agreement shall continue in full force and effect in accordance with the provisions thereof as in existence on the date hereof. After the date hereof, any reference to the Existing Credit Agreement shall mean the Existing Credit Agreement as amended hereby.

                 SECTION 8. Facility Fee Percentage and Spread Payable by Borrower. The Facility Fee and interest on the Eurodollar Standby Loans and CD Loans shall accrue (i) in respect of all periods prior to the Amendment Effective Date on the basis of the Facility Fee Percentage and Spread, in effect under the Existing Credit Agreement prior to giving effect to this Amendment and (ii) in respect of all periods on or after the Amendment Effective Date on the basis of the Facility Fee Percentage and Spread, after giving effect to this Amendment.

                 SECTION 9. Applicable Law. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

                 SECTION 10.      Counterparts.    This Amendment may be
executed in two or more counterparts, each of which shall constitute an original, but all of which when taken together shall constitute but one contract.

                 SECTION 11.      Expenses.        The Borrower agrees to
reimburse the Agent for its reasonable out-of-pocket expenses in connection with this Amendment, including the reasonable fees, charges and disbursements of Cravath, Swaine & Moore, counsel for the Agent.

                 IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first written above.

                                        FIRST OF AMERICA BANK CORPORATION,
                                        as Borrower,

                                        by
                                                /s/ Samuel G. Stone
                                            ---------------------------------
                                            Name: Samuel G. Stone
                                            Title: Senior Vice President and
                                                   Treasurer

                                        CHEMICAL BANK, individually and
                                        as Agent,

                                        by
                                                /s/ Roger A. Parker
                                            ---------------------------------
                                            Name: Roger A. Parker
                                            Title: Vice President

                                        BANK OF AMERICA NATIONAL TRUST AND
                                        SAVINGS ASSOCIATION,

                                        by
                                                /s/ Jennings F. Werner
                                            ---------------------------------
                                            Name: Jennings F. Werner
                                            Title: Vice President

                                        THE BANK OF NEW YORK,

                                        by
                                                /s/ David G. Dobbins
                                            ---------------------------------
                                            Name: David G. Dobbins
                                            Title: Vice President


                                        THE BOATMEN'S NATIONAL BANK
                                        OF ST. LOUIS,

                                        by
                                                /s/ Stephen J. Miles
                                            ---------------------------------
                                            Name: Stephen J. Miles
                                            Title: Corporate Banking Officer

                                        CITIBANK, N.A.,

                                        by
                                                /s/ Catherine R. Morrow
                                            ---------------------------------
                                            Name: Catherine R. Morrow
                                            Title: Vice President

                                        THE DAI-ICHI KANGYO BANK, LTD.,
                                        CHICAGO BRANCH,

                                        by
                                                /s/ Takeshi Hemmi
                                            ---------------------------------
                                            Name: Takeshi Hemmi
                                            Title: Vice President

                                        THE FIRST NATIONAL BANK OF CHICAGO,

                                        by
                                                /s/ Heather D. Tressler
                                            ---------------------------------
                                            Name: Heather D. Tressler
                                            Title: Vice President

                                        THE FUJI BANK, LIMITED,

                                        by
                                                /s/ Peter L. Chinnici
                                            ---------------------------------
                                            Name: Peter L. Chinnici
                                            Title: Joint General Manager

                                        HARRIS TRUST & SAVINGS BANK,

                                        by
                                                /s/ Donald J. Boreman
                                            ---------------------------------
                                            Name: Donald J. Boreman
                                            Title: Vice President

                                        MELLON BANK, N.A.,

                                        by
                                                /s/ Michael Shuster
                                            ---------------------------------
                                            Name: Michael Shuster
                                            Title: Vice President

                                        THE MITSUBISHI BANK, LIMITED,

                                        by
                                                /s/ Noboru Kobayashi
                                            ---------------------------------
                                            Name: Noboru Kobayashi
                                            Title: Joint General Manager

                                        NATIONSBANK OF TEXAS, N.A.,

                                        by
                                                /s/ Catherine G. Galletly
                                            ---------------------------------
                                            Name: Catherine G. Galletly
                                            Title: Vice President

                                        THE NORTHERN TRUST COMPANY,

                                        by
                                                /s/ Alisa A. Kaplan
                                            ---------------------------------
                                            Name: Alisa A. Kaplan
                                            Title: Vice President

                                        PNC BANK, NATIONAL ASSOCIATION,

                                        by
                                                /s/ Mark G. Merrill
                                            ---------------------------------
                                            Name: Mark G. Merrill
                                            Title: Vice President

                                        THE SAKURA BANK, LIMITED,

                                        by
                                                /s/ Hajime Miyagi
                                            ---------------------------------
                                            Name: Hajime Miyagi
                                            Title: Joint General Manager

                                        THE YASUDA TRUST AND BANKING
                                        COMPANY, LIMITED, CHICAGO BRANCH,

                                        by
                                                /s/ Koichiro Inoue
                                            ---------------------------------
                                            Name: Koichiro Inoue
                                            Title: Joint General Manager

                                        BARCLAYS BANK PLC,
                                        as Departing Lender,

                                        by
                                                /s/ Karen M. Wagner
                                            ---------------------------------
                                            Name: Karen M. Wagner
                                            Title: Associate Director

                                        THE CHASE MANHATTAN BANK, N.A.,
                                        as Departing Lender,

                                        by
                                                /s/ Donna Brown
                                            ---------------------------------
                                            Name: Donna Brown
                                            Title: Vice President

                                        NORWEST BANK,
                                        as Departing Lender,

                                        by
                                                /s/ Vicki M. McIntyre
                                            ---------------------------------
                                            Name: Vicki M. McIntyre
                                            Title: Vice President

                                                                         ANNEX I

Departing Lenders

Barclays Bank PLC
The Chase Manhattan Bank, N.A.
Norwest Bank

Continuing Lenders

Chemical Bank
Bank of America NT & SA
The Bank of New York
The Boatmen's National Bank of St. Louis
Citibank, N.A.
The Dai-Ichi Kangyo Bank, Ltd.
The First National Bank of Chicago
The Fuji Bank, Limited
Harris Trust & Savings Bank
Mellon Bank, N.A.
The Mitsubishi Bank, Limited
Nationsbank of Texas, N.A.
The Northern Trust Company
PNC Bank, National Association
The Sakura Bank Ltd. of Chicago
The Yasuda Trust and Banking Co., Ltd.

Additional Lenders

None

                                                                        ANNEX II

                                 SCHEDULE 2.01


                                                                Contact Person
               Name & Address of Lender                       and Telecopy Number             Commitment
  Chemical Bank                                        Mr. Robert J. Juelis               $       37,000,000
  270 Park Avenue                                      212-270-1789
  New York, NY 10017

  Bank of America NT & SA                              Mr. Jennings Werner                $       29,000,000
  231 South LaSalle Street                             312-987-6982
  Group Unit 1405
  Chicago, IL 60697

  The Bank of New York                                 Mr. David Dobbins                  $       29,000,000
  One Wall Street                                      212-809-9520
  17th Floor
  New York, NY 10286

  Boatmen's National Bank of St. Louis                 Mr. Richard Wokoun                 $       10,000,000
  800 Market Street                                    314-466-6499
  One Boatmen's Plaza
  St. Louis, MO 63166-0326

  Citibank, N.A.                                       Ms. Catherine Morrow               $       15,000,000
  399 Park Avenue                                      212-793-5904
  New York, NY 10043

  The Dai-Ichi Kangyo Bank, Ltd.                       Mr. Brian Cushing                  $       15,000,000
  10 South Wacker Drive                                312-876-2011
  26th Floor
  Chicago, IL 60606

  The First National Bank of Chicago                   Ms. Deborah Mitchell               $       29,000,000
  One First National Plaza                             312-732-6222
  Chicago, IL 60670-0162

  The Fuji Bank, Limited                               Mr. Peter Chinnici                 $       20,000,000
  225 West Wacker Drive                                312-621-0539
  Suite 2000
  Chicago, IL 60606

  Harris Trust & Savings Bank                          Mr. Donald Boreman                 $       15,000,000
  111 West Monroe Street                               312-765-8382
  4th Floor
  Chicago, IL 60690

  Mellon Bank, N.A.                                    Ms. Michael Schuster               $       29,000,000
  One Mellon Bank Center                               412-234-9047
  151-0400
  Pittsburgh, PA 15258

  The Mitsubishi Bank, Limited                         Ms. Curtis Spillers                $       15,000,000
  115 South LaSalle Street                             312-263-7479
  Suite 2100
  Chicago, IL 60603

  Nationsbank of Texas, N.A.                           Ms. Kate Galletly                  $       29,000,000
  901 Main Street                                      214-508-0604
  66th Floor
  Dallas TX 75202

  The Northern Trust Company                           Mr. Thomas Bernhardt               $       29,000,000
  50 South LaSalle Street                              312-444-3378
  Chicago, IL 60675

  PNC Bank, National Association                       Mr. Mark Merrill                   $       15,000,000
  Two PNC Plaza                                        412-762-7353
  31st Floor
  Pittsburgh PA 15265

  The Sakura Bank Ltd. of Chicago                      Mr. Michael Cross                  $       14,000,000
  227 West Monroe Street                               312-332-5345
  Suite 4700
  Chicago, IL 60606

  The Yasuda Trust and Banking Co., Ltd.               Mr. David Beatty                   $       20,000,000
  181 West Madison Street                              312-683-3899
  Suite 4500
  Chicago, IL 60602

                                                                                          $      350,000,000

                                                                       ANNEX III

                                   [Form of]
                                    Opinion

                                                      [Amendment Effective Date]


The Amendment Lenders (as defined below)
c/o Chemical Bank
270 Park Avenue
New York, NY 10017-2070

         Re: Three-Year Competitive Advance and Revolving Credit Facility Agreement Dated as of March 25, 1994, as Amended by the First Amendment Dated as of December 9, 1994, and as Amended by the Second Amendment Dated as of February 15, 1996, Among First of America Bank Corporation, the Amendment Lenders Named Therein, and Chemical Bank, as Agent.

Greetings:

         Reference is made to the Three-Year Competitive Advance and Revolving Credit Facility Agreement dated as of March 25, 1994, as amended by the First Amendment dated as of December 9, 1994 (as amended, the "Existing Credit Agreement"), among First of America Bank Corporation, a Michigan corporation (the "Borrower"), the lenders listed in Annex I to the First Amendment (the "Lenders") and Chemical Bank, a New York banking corporation, as agent for the Lenders (in such capacity, the "Agent"), which Existing Credit Agreement provides for a Maturity Date of December 9, 1997, as amended by the Second Amendment (the "Second Amendment") dated as of February 15, 1996, among the Borrower, the lenders listed in Annex II thereto (the "Amendment Lenders") and the Agent. We have acted as counsel to the Borrower in connection with the preparation and execution of the Existing Credit Agreement and the Second Amendment. This letter is being furnished to you at the request of the Borrower pursuant to Section 6 of the Second Amendment. As a basis for our opinions set forth below, we have examined the Existing Credit Agreement and the Second Amendment and have considered such matters of law and fact and relied upon such certificates and other documents and information furnished to us as we have deemed appropriate in the circumstances. Capitalized terms used but not otherwise defined herein shall have the meanings assigned to such terms in the Existing Credit Agreement and in the Second Amendment.

         Based upon the foregoing, we are of the opinion that:

         1. The Borrower (i) is a corporation duly organized, validly existing and in good standing under the laws of the State of Michigan, (ii) has all requisite power and authority to own its property and assets and to carry on its business as now conducted, (iii) is qualified to do business in every jurisdiction within the United States where such qualification is required, except where the failure so to qualify would not result in a Material Adverse Effect on the Borrower and (iv) has all requisite corporate power and authority to execute, deliver and perform its obligations under the Existing Credit Agreement and the Second Amendment and to borrow funds thereunder.

         2. The execution, delivery and performance by the Borrower of the Existing Credit Agreement, the Second Amendment and the borrowings of the Borrower thereunder (collectively, the "Transactions") (i) have been duly authorized by all requisite corporate action including but not confined to corporate resolutions adopted by the Borrower on January 17, 1996, and (ii) will not (a) violate (l) any provision of law, statute, rule or regulation (including without limitation, the Margin Regulations), or of the Restated Articles of Incorporation or Bylaws of the Borrower, (2) any order of any governmental authority or (3) any provision of any indenture, agreement or other instrument to which the Borrower is a party or by which it or its property is or may be bound, (b) be in conflict with, result in a breach of or constitute (alone or with notice or lapse of time or both) a default under any such indenture, agreement or other instrument or (c) result in the creation or imposition of any lien upon any property or assets of the Borrower.

         3. Each of the Existing Credit Agreement and the Second Amendment has been duly executed and delivered by the Borrower and constitutes a legal, valid and binding obligation of the Borrower enforceable against the Borrower in accordance with its terms, subject as to the enforceability of rights and remedies to any applicable bankruptcy, reorganization, insolvency, moratorium or other similar laws of general application relating to or affecting the enforcement of creditors' rights from time to time in effect.

         4. No action, consent or approval of, registration or filing with, or any other action by, any government authority is or will be required in connection with the Transactions, except such as have been made or obtained and are in full force and effect.

         5. Neither the Borrower nor any of its subsidiaries is (a) an "investment company" as defined in, or subject to regulation under, the Investment Company Act of 1940 or (b) a "holding company" as defined in, or subject to regulation under, the Public Utility Holding Company Act of 1935.

         6. To the best of our knowledge, there is no action, suit or proceeding, at law or in equity, pending or threatened in writing against the Borrower or any of its subsidiaries before any court or arbitrator or any governmental body, agency or official which purports to affect the legality, validity or enforceability of the Transactions.

         The opinions expressed herein are limited to the matters expressly stated, and no opinion is to be implied or may be inferred beyond the matters expressly stated. The opinions expressed herein are rendered in the context of and in reliance upon current existing statutes, laws, rules and regulations and reported judicial opinions and interpretations. The opinions expressed herein





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are rendered for the benefit of the addressees only and only in conjunction with the Transactions and may not, without in each instance our prior written consent, be used or relied upon by any other person for any other purpose whatsoever.

                                        Very truly yours,

                                        [HOWARD & HOWARD]





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